UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2011

CHINDEX INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 EAST WEST HIGHWAY, SUITE 1100 BETHESDA, MARYLAND	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2011, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Chindex International, Inc. (the “Company”) revised the performance period under the Company’s Executive Management Incentive Program for the fiscal year that began on April 1, 2010 (“2010 EMIP”).  In light of the Company’s recent change in fiscal year end from March 31 to December 31, commencing December 31, 2010, the Committee determined that the nine months of fiscal year 2010 (rather than the 12 months from April 1, 2010 to March 31, 2011) shall be the period for the 2010 EMIP.  The Compensation Committee also determined to pro rate the initially-established financial performance objectives to reflect the nine-month performance period and ultimately determined that the executive officers participating in the EMIP had earned the following incentive payments by virtue of satisfaction of the financial performance objectives as so adjusted: Roberta Lipson, Chief Executive Officer, $41,286; Elyse Silverberg, Executive Vice President, $18,579; and Lawrence Pemble, Chief Financial Officer, $34,020.  The Compensation Committee also awarded each of the above executive officers a discretionary bonus of $150,000 in recognition of their extraordinary efforts culminating in the timely initial closing of the Company’s joint venture with Shanghai Fosun Pharmaceutical (Group) Co., Ltd as described in the Company’s Current Report on Form 8-K dated December 31, 2010 and their achievements in advancing the Company’s healthcare facilities expansion program.

Item 8.01  Other Events.

On March 20, 2011, the Board of Directors of the Company set June 10, 2011 as the date for the Company’s 2011 Annual Meeting of Stockholders.  The record date for stockholders eligible to vote at the Annual Meeting will be April 22, 2011.

Deadline for Rule 14a-8 Stockholder Proposals.  Because the date of the upcoming Annual Meeting is more than 30 days before the anniversary of the 2010 annual meeting, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, stockholders interested in submitting a proposal for inclusion in the Company’s proxy materials must deliver such proposal so that it is received by the Company’s Secretary no later than the close of business on April 6, 2011. Proposals should be sent to Secretary, Chindex International, Inc., 4340 East West Highway, Suite 1100, Bethesda, Maryland 20814.  In order to be included in the Company’s proxy statement, such proposals must comply with all of the requirements of Rule 14a-8.

Deadline for Discretionary Authority to Proxies under Rule 14a-4.  In accordance with Rule 14a-4 under the Securities Exchange Act of 1934, the proxies solicited by the Company will confer discretionary authority to vote on any proposal presented by a stockholder at the Annual Meeting unless the Company has received notice of such proposal no later than the close of business on April 6, 2011. Such notice should be sent to Secretary, Chindex International, Inc., 4340 East West Highway, Suite 1100, Bethesda, Maryland 20814 and should contain the information specified in the Company’s bylaws regarding the stockholder and the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 24, 2011

CHINDEX INTERNATIONAL, INC.

By:	/s/ Lawrence Pemble
	Name:	Lawrence Pemble
	Title:	Chief Financial Officer